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                                                                   EXHIBIT 10.21


                            STOCK OPTION AGREEMENT


     This Agreement made as of this 6th day of December, 1996, by and between IRATA, INC., a Texas corporation (the "Company"), and ROBERT R. SALYARD (the "Optionee").

                             W I T N E S S E T H:

     WHEREAS, the Optionee is a valued director of the Company, having substantial responsibility for its future growth; and

     WHEREAS, the Board of Directors of the Company considers it advisable and in the best interest of the Company to provide the Optionee with additional incentive by providing the Optionee with a proprietary interest in the success of the Company; and

     WHEREAS, in order to provide the Optionee with a proprietary interest in the Company, the Board has granted the Optionee an option to purchase Class A Common Stock, $.10 par value ("Class A Stock"), of the Company.

     NOW, THEREFORE, in order to set forth the terms and conditions of such option, the Company and the Optionee hereby agree as follows:

     1. Grant of Option. The Company hereby grants to the Optionee the option to purchase 125,000 shares of Class A Stock at a price of $.50 per share, such purchase to be upon the terms and conditions hereinafter set forth. The Option granted hereunder is granted under the 1996 Stock Option Plan of the Company (the "Plan") and is designated a "Non-Qualified Option" under the Plan.

     2. Amount and Dates Exercisable The Optionee shall become immediately vested in 25,000 shares, shall be vested with respect to an additional 16,667 shares on February 1, 1997, shall be vested with respect to an additional 16,667 shares on May 1, 1997, and shall be vested with respect to an additional 16,667 shares on August 1, 1997. This option shall become exercisable with respect to 75,001 shares on August 1, 1997; shall become exercisable with respect to an additional 16,667 shares on October 30, 1997; shall become exercisable with respect to an additional 16,667 shares on January 28, 1998; and the final additional 16,665 shares shall become exercisable on April 28, 1998. All of such options shall thereafter be fully exercisable until November 3, 2002, when the option shall expire.

     3. Exercise of Option. The option granted hereunder shall be exercised in accordance with Section 6 of the Plan by delivering to the Company a written notification specifying the number of shares of Class A Stock which the Optionee desires to purchase, together with payment of the exercise price either by check, cash, certified check, bank draft, postal or express money order to the order of the Company, by delivery to the Company for cancellation of a portion of this option that is then exercisable valued at "Fair Market Value", or by delivery to the Company of other shares of Class A Stock valued at "Fair Market Value" or by any combination of such methods. For purposes hereof the "Fair Market Value" of a portion of this option or shares of Class A Common Stock shall be determined in good faith by the Board of Directors of the Company. As promptly as
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          practical after receipt of such written notification and payment, the
          Company shall deliver to the Optionee a certificate for the number of shares with respect to which the option has been exercised in accordance with Section 6 of the Plan.

     4. Transferability of Option. Except as hereinafter set forth, this option shall not be transferable by the Optionee otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during Optionee's lifetime, only by Optionee.

     5. Termination of Service of Optionee. In the event that the Optionee ceases to be a director of the Company by reason of voluntary termination by the Optionee or by reason of termination for Cause (as defined in the Consulting Agreement between the Company and Optionee dated November 1, 1996) by the Company, prior to the expiration date of this option ("Expiration Date"), this option shall terminate and the Optionee shall have the right, prior to three months after the date of termination and prior to the Expiration Date, to exercise any vested or exercisable portion of this option. After a "Change of Control" of the Company (as defined in the Executive Employment Agreement), the death of the Optionee, or termination of the employment relationship with the Optionee by the Company other than for Cause, all unexercised options shall be vested and fully exercisable and in the case of change of control or termination by the Company other than for cause, the Optionee shall have the right, prior to three months after the date of termination and prior to the Expiration Date, to exercise any vested or exercisable portion of this option. In the event of death, Optionee's executors, administrators or any person or persons to whom this option may be transferred by will or by the laws of descent and distribution, shall have the right, prior to twelve months after the date of death and prior to the Expiration Date, to exercise this option in whole or in part to the extent to which the Optionee was entitled to exercise this option immediately prior to the death of Optionee.

     6. Requirements of Law. The Company shall not be required to sell or issue any shares under this option if the issuance of such shares shall constitute a violation by the Optionee or the Company of any provisions of any law or regulation of any governmental authority.

     Specifically in connection with the Securities Act of 1933 ( as now in effect or hereunder amended) (the "'33 Act"), upon exercise of this option, unless a Specifically in connection with the Securities Act of 1933 (as now in effect or registration statement under the '33 Act is in effect with respect to the shares of Class A Stock covered hereby, the Company shall not be required to issue such shares unless the Company has received evidence satisfactory to it to the effect that the issuance of shares is exempt from the registration provisions of the '33 Act, the Optionee is acquiring such shares for investment and not with a view to distribution thereof, and unless the certificate issued representing the share of Class A Stock bears a legend in substantially the following form:

     "The shares of stock represented by this certificate have not been registered under the Securities Act of 1933 or under the securities laws of any State and may not be sold or transferred except upon such registration or upon receipt by the corporation of an opinion of counsel for the Corporation that registration is not required for such sale or transfer."

Any determination in this connection by the Company shall be final, binding and conclusive. At such time as a registration statement under the '33 Act is in effect with respect to the shares of Class A Stock represented by certificates bearing the above legend or at such time as, in the opinion of counsel

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for the Company, such legend is no longer required solely for compliance with applicable securities laws, then the holders of such certificates shall be entitled to exchange such certificates for certificates representing a like number of shares but without such legend. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the '33 Act.

     Specifically in connection with The Securities Act of the State of Texas (as now in effect or hereafter amended) (the "Texas Act"), upon exercise of this option, unless a registration statement under the Texas Act is in effect with respect to the shares of Class A Stock covered hereby, the Company shall not be required to issue such shares unless, in the opinion of counsel for the Company, the issuance of such shares is exempt from the provisions of the Texas Act. The Company may, but shall in no event be obligated to, register any securities covered hereby pursuant to the Texas Act.

     The Company shall not be obligated to take any other affirmative action in order to cause the exercise of this option or the issuance of shares pursuant hereto to comply with any law or regulation of any governmental authority.

     7. No Rights as Stockholder. The Optionee shall have no rights as a stockholder with respect to shares covered by this option until the date of issuance of a stock certificate for such shares; no adjustment for dividends, or otherwise, shall be made if the record date therefor is prior to the date of issuance of such certificate.

     8.  Changes in the Company's Capital Structure.
          (i) The existence of this Option shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Common Stock or the rights thereof, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

         (ii) If, while this Option is outstanding, the Company shall effect a subdivision or consolidation of shares or other increase or reduction of the number of shares of the Common Stock outstanding without receiving compensation therefor in money, services or property, then (a) in the event of an increase in the number of such shares outstanding, the number of shares of Common Stock then subject to this Option shall be proportionately increased; and (b) in the event of a decrease in the number of such shares outstanding the number of shares then available under this Option shall be proportionately decreased.

        (iii) After a merger of one or more corporations into the Company, or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, the holder of this Option shall, at no additional cost, be entitled upon exercise of this Option to receive (subject to any required action by stockholders) in lieu of the number of shares as to which this Option shall then be so exercisable, the number and class of shares of stock or other securities to which such holder would have been entitled to receive pursuant to the terms of the agreement of merger or consolidation if, immediately prior to


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               such merger or consolidation, such holder had been the holder of record of a number of shares of the Company equal to the number of shares as to which this Option had been exercisable.

         (iv) If the Company is merged into or consolidated with another corporation or other entity under circumstances where the Company is not the surviving corporation, or if the Company sells or otherwise disposes of substantially all of its assets to another corporation or other entity while this Option remains outstanding, then the Plan Administrator (as defined in the Plan) may direct that any of the following shall occur:

                   (a) If the successor entity is willing to assume the obligation to deliver shares of stock or other securities after the effective date of the merger, consolidation or sale of assets, as the case may be, the holder of this Option shall be entitled to receive, upon the exercise of this Option and payment of the option price, in lieu of shares of Common Stock, such shares of stock or other securities as the holder of this Option would have been entitled to receive had this Option been exercised immediately prior to the consummation of such merger, consolidation or sale.

                   (b) The Plan Administrator may waive any limitations set forth in or imposed pursuant to the Plan or this Option Agreement with respect to this Option such that this Option shall become exercisable prior to the record or effective date of such merger, consolidation, or sale of assets.

                   (c) The Plan Administrator may cancel this Option as of the effective date of any such merger, consolidation, or sale of assets provided that prior notice of such cancellation shall be given to the holder of this Option at least 30 days prior to the effective date of such merger, consolidation, or sale of assets, and the holder of this Option shall have the right to exercise this Option in full during a period of not less than 30 days prior to the effective date of such merger, consolidation, or sale of assets.

          (v) Except as provided in the Plan, the issuance by the Company of Common Stock or any other shares of capital stock or securities convertible into shares of capital stock, for cash property, labor done, or other consideration, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock then subject to this Option.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on this ___ day of _____________, 19__, but as of the day and year first above written.

                                            IRATA, INC.


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                                            By:_________________________________
                                               Authorized Officer


                                            By:_________________________________
                                               ROBERT R. SALYARD, Optionee


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